Exhibit 10.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bernard Charlès, President and Chief Executive Officer of Dassault Systèmes, a société anonyme organized under French law, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Dassault Systèmes on Form 20-F for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, to my knowledge:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Dassault Systèmes.

Date: May 15, 2003

/s/ Bernard Charlès Bernard Charlès President and Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thibault de Tersant, Executive Vice President Finance and Legal and Chief Financial Officer of Dassault Systèmes, a société anonyme organized under French law, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Dassault Systèmes on Form 20-F for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, to my knowledge:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Dassault Systèmes.

Date: May 15, 2003

/s/ Thibault de Tersant Thibault de Tersant Executive Vice President Finance and Legal and Chief Financial Officer